UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Indentification No.)

6000 Westown Parkway, West Des Moines, Iowa 50266
(Address of Principal Executive Offices) (Zip Code)

(515) 221-0002
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

In a Form 8-K filed on February 23, 2011, American Equity Investment Life Holding Company (the “Company”) attached and incorporated by reference as Exhibit 99.1 a copy of its Press Release dated February 23, 2011 with respect to its financial results for the fourth quarter ending December 31, 2010. The press release stated in part that the risk-based capital (“RBC”) ratio at December 31, 2010 was 350% of company action level compared to 337% at December 31, 2009. Our prior report and the Press Release dated February 23, 2011 are hereby amended by replacing 350% with 339% as the RBC ratio at December 31, 2010.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2011    AMERICAN EQUITY INVESTMENT
LIFE HOLDING COMPANY
By:    /s/ John M. Matovina
Name: John M. Matovina
Title:    Chief Financial Officer and Treasurer

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